                                                                                    Exhibit 10.1

FIRST AMENDMENT TO THE CREDIT AGREEMENT

FIRST AMENDMENT TO THE CREDIT AGREEMENT (this “First Amendment”), dated as of June 28, 2006, among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Borrower”), the lenders party from time to time to the Credit Agreement referred to below (the “Lenders”), and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of October 26, 2005 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1.  Section 9.09 of the Credit Agreement is hereby amended to read in its entirety as follows:

“The Borrower will not permit its Consolidated Net Worth at any time to be less than $500,000,000.”

2.  The definition of “Applicable Minimum Net Worth Amount” appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety.

B.	Miscellaneous Provisions

1.  In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants to each of the Lenders that immediately after giving effect to this First Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date.

2.  This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.  This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instru-ment. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.  This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office; and

(ii) the Borrower shall have paid to the Administrative Agent and the Lenders all fees and reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP and the fee set forth in Section B.6 below) pay-able to the Administrative Agent and the Lenders to the extent then due.

6.  The Borrower hereby covenants and agrees, so long as the First Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by 12:00 Noon (New York time) on June 28, 2006 a non-refundable cash amendment fee equal to 0.075% of the sum of its Commitment, which fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to such Lenders on the First Amendment Effective Date.

7.  From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

GENERAL MARITIME CORPORATION By: /s/ John C. Georgiopoulos Name: John C. Georgiopoulos Title: Executive Vice President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent

By: /s/ Hans Christian Kjelsrud
    Name: Hans Christian Kjelsrud
    Title: Senior Vice President

By:/s/ Anne Engen
   Name: Anne Engen
   Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS JUNE 28, 2006, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 26, 2005, AMONG GENERAL MARITIME CORPORATION, THE LENDERS PARTY THERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

                       NAME OF INSTITUTION:

                        ALLIANCE & LEICESTER COMMERICIAL BANK PLC

                        By: /s/ Andrew Swann
                    Name: Andrew Swann
                    Title:   Director of Syndicated and Specialised Lending

                   ALLIED IRISH BANKS p.l.c.

                    By: /s/ Eleanor O’Connell
                    Name: Eleanor O’Connell
                    Title:   Associate Director

                    BAYERISCHE HYPO-und VEREINSBANK AG

                    By: /s/ Silvana Nicolini
                    Name: Silvana Nicolini

                    By: /s/ Martin Borchert
                    Name: Martin Borchert

                    CITIBANK, N.A.

                    By: /s/ Robert Malleck
                    Name: Robert Malleck
                    Title:   Vice President

                    CREDIT INDUSTRIEL ET COMMERCIAL,
                     NEW YORK BRANCH

                    By: /s/ Max Aupoix
                    Name: Max Aupoix
                    Title:   Vice President

                    By: /s/ Adrienne Molloy
                    Name: Adirenne Molloy
                    Title:   Vice President

                    DANISH SHIP FINANCE A/S
                    (DANMARKS SKIBSKREDIT A/S)

                    By: /s/ Ole Staergaard
                    Name: Ole Staergaard
                    Title:   Vice President

                    By: /s/ Denis Donbo
                    Name: Denis Donbo
                    Title:   SVP

                    DnB NOR BANK ASA

                    By: /s/ Nikolai A. Nachamkin
                    Name: Nikolai A. Nachamkin
                       Title: Senior Vice President

                    By: /s/ Tor Ivar Hansen
                    Name: Tor Ivar Hansen
                    Title:   Assistant Vice President

                    DRESDNER BANK AG in HAMBURG

                    By: /s/ Jens von Have
                    Name: Jens von Have
                    Title:   Assistant Director

                    By: /s/ Barbara Sorge
                    Name: Barbara Sorge
                    Title:   Assistant Director

                    FORTIS CAPITAL CORP.

                    By: /s/ Carl Rasmussen
                    Name: Carl Rasmussen
                    Title:   Senior Vice President

                    By: /s/ Svein Engh
                    Name: Svein Engh
                    Title:   Managing Director

                            THE GOVERNOR and COMPANY of the BANK of SCOTLAND

                    By: /s/ Martin Strevens
                    Name: Martin Strevens
                    Title:   Associate Director

                    HSH NORDBANK AG

                    By: /s/ Uta Urbaniak
                    Name: Uta Urbaniak
                    Title:   Vice President

                    By: /s/ Thorsten Lundius
                    Name: Thorsten Lundius
                    Title:   Vice President

                    LLOYDS TSB BANK PLC

                    By: /s/ Anthony Stevens
                    Name: Anthony Stevens
                    Title:   Manager, Portfolio Management

                    By: /s/ Adrian Alcock
                    Name: Adrian Alcock
                    Title:   Head of Portfolio Management

                    NATEXIS BANQUES POPULAIRES

                    By: /s/ Knut Mathiassen
                    Name: Knut Mathiassen
                    Title:   Deputy Head of Shipping Finance

                    By: /s/ Julien Duquenne
                    Name: Julien Duquenne
                    Title:   Vice President

                    THE ROYAL BANK of SCOTLAND p.l.c.

                    By: /s/ Adrian Meadows
                    Name: Adrian Meadows
                    Title:   Director, Ship Finance Portfolio Management

                         SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

                     By: /s/ J. Pratt
                    Name: J. Pratt
                    Title:   Chief Executive

                    By: /s/ S. B. Wakefield
                    Name: S.B. Wakefield
                    Title:   Global Head of Acquisition Finance

                    SUMITOMO MITSUI BANKING CORPORATION

                    By: /s/ David A. Buck
                    Name: David A. Buck
                    Title:   Senior Vice President